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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of Report
        (Date of earliest event reported)           Commission File Number
                November 5, 2003                              000-27941



                                 IMERGENT, INC.
             (Exact name of Registrant as specified in its charter)








              Delaware                                         87-0591719
   (State or other jurisdiction of                            (IRS Employer
   incorporation or organization)                           Identification No.)



                           754 East Technology Avenue
                                Orem, Utah 84097
              (Address of principal executive offices and zip code)




                                 (801) 227-0004
                         (Registrant's telephone number)



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Item 7.  Financial Statements and Exhibits

            (c)

               99.1 Press release dated November 5, 2003 announcing earnings for the fiscal quarter ended September 30, 2003.*

                      * This information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 12.  Results of Operations and Financial Condition

         The information contained in this Item 12 and the exhibit hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

         On November 5, 2003, the Registrant issued a press release regarding its financial results for its fiscal quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.




                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 5, 2003                  IMERGENT, INC.

                                         By:    /s/  FRANK C. HEYMAN
                                                ================================

                                         Name:  Frank C. Heyman
                                         Title:    Chief Financial Officer



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